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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                       0-692                 46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

           125 South Dakota Avenue                             57104
          Sioux Falls, South Dakota                          (Zip Code)
   (Address of principal executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)






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Item 5.       Other Events

On August 20, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that Gary G. Drook, the Company's interim Chief Executive Officer, had been elected President and Chief Executive Officer of the Company, and that Michael J. Hanson, the President and Chief Operating Officer of the Company's NorthWestern Energy division, had been named Chief Operating Officer of the Company. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.       Financial Statements and Exhibits

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
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99.1*         Press Release of NorthWestern Corporation dated August 20, 2003

* filed herewith




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:     /s/ John R. Van Camp
                                            ------------------------------------
                                            John R. Van Camp
                                            Vice President - Human Resources

Date:  August 20, 2003






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                                Index to Exhibits
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EXHIBIT NO.      DESCRIPTION OF DOCUMENT
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99.1*            Press Release of NorthWestern Corporation dated August 20, 2003

* filed herewith





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